UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2013

EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Second Amendment to Third Amended and Restated Omnibus Agreement

In connection with the completion of the Transactions described in Item 2.01, below, on March 31, 2013, Exterran Partners, L.P. entered into a Second Amendment to Third Amended and Restated Omnibus Agreement (the “Omnibus Amendment”) with Exterran Holdings, Inc. (“EXH”), Exterran Energy Solutions, L.P. (“EESLP”), Exterran GP LLC (“GP LLC”), Exterran General Partner, L.P. (“GP”) and EXLP Operating LLC (“EXLP Operating”).  The omnibus agreement governs several relationships between us and EXH, including:

1.              Certain agreements not to compete between us and our affiliates, on the one hand, and EXH and its affiliates, on the other hand;

2.              EXH’s obligation to provide all operational staff, corporate staff and support services reasonably necessary to run our business and our obligation to reimburse EXH for the provision of such services, subject to certain limitations;

3.              The terms under which we, EXH and our respective affiliates may transfer compression equipment;

4.              The terms under which we may purchase newly-fabricated compression equipment from EXH’s affiliates;

5.              EXH’s licensing of certain intellectual property to us, including our and EXH’s logos; and

6.              Our obligation to indemnify EXH for certain liabilities, and EXH’s obligation to indemnify us for certain liabilities.

The omnibus agreement is hereby incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 4, 2011 and Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on May 7, 2012.  The description of the omnibus agreement is incorporated by reference to our Current Report on Form 8-K filed on June 13, 2011 and our Current Report on Form 8-K filed on March 13, 2012.

The Omnibus Amendment amends the omnibus agreement to, among other things:

1.              Increase the cap on selling, general and administrative costs allocable from EXH to us based on such costs incurred by EXH on our behalf and any such costs incurred directly by us or our subsidiaries (the “SG&A Limit”) from $10.5 million per quarter to $12.5 million per quarter through December 31, 2013, and from $12.5 million per quarter to $15.0 million per quarter beginning January 1, 2014;

2.              Increase the cap on cost of sales allocable from EXH to us based on such costs incurred by EXH on our behalf and any such costs incurred directly by us or our subsidiaries (the “Cost of Sales Limit”) from $21.75 per horsepower per quarter to $22.50 per horsepower per quarter beginning January 1, 2014;

3.              Extend the terms of the SG&A Limit and the Cost of Sales Limit for an additional year such that they will now terminate on December 31, 2014; and

4.              Extend the terms of certain non-competition and equipment transfer provisions for an additional year such that they will now terminate on December 31, 2014.

Each of the parties to the omnibus agreement, other than EXH, is a direct or indirect subsidiary of EXH. As a result, certain individuals, including officers of EXH and officers and directors of GP LLC, serve as officers and/or directors of more than one of such entities. Also, EXH holds (as of the date of this Form 8-K, after giving effect to the common units issued to EXH in connection with the completion of the Transactions described in Item 2.01, below) an approximate 39% limited partner interest in us through its subsidiaries and an approximate 2% general partner interest and incentive distribution rights in us through its indirect ownership of GP, our general partner.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

As previously reported, on March 7, 2013, we entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with EXH, Exterran General Holdings, LLC, EESLP, EES Leasing LLC, EXH GP LP LLC, GP LLC, EXH MLP LP LLC (“MLP LP LLC”), GP, EXLP Operating and EXLP Leasing

LLC (“EXLP Leasing”).  The Contribution Agreement is incorporated herein by reference to Exhibit 2.1 to our Current Report on Form 8-K filed on March 8, 2013.  Pursuant to the Contribution Agreement, effective March 31, 2013, we and the other parties to the Contribution Agreement completed the following transactions (collectively, the “Transactions”):

1.              A series of conveyances, contributions and distributions by EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing of: (a) specified compression services customer contracts and compression equipment used to provide compression services under those contracts and (b) certain other compression equipment currently being leased by us from EESLP;

2.              Our issuance of 7,123,527 common units representing limited partner interests in the Partnership (“Common Units”) to MLP LP LLC; and

3.         Our issuance of 144,644 general partner units in the Partnership to GP in consideration of the continuation of GP’s approximate 2.0% general partner interest in the Partnership.

The Conflicts Committee of the Board of Directors of GP LLC, acting pursuant to delegated authority under our First Amended and Restated Agreement of Limited Partnership, as amended, approved the terms of the Contribution Agreement and the Transactions.  The description in Item 1.01 above of the relationships between the parties to the Omnibus Amendment is incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities

The description in Item 2.01 above of our issuance of Common Units to MLP LP LLC in connection with the completion of the Transactions is incorporated herein by reference. The issuance of the Common Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2), as a transaction by an issuer not involving a public offering.

Item 7.01                                           Regulation FD Disclosure

On April 1, 2013, we announced the completion of the Transactions described in Item 2.01 above.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(b) Pro Forma Financial Information

The financial statements required by Items 9.01(a) and 9.01(b) were included in Item 9.01 of our Current Report on Form 8-K/A filed on March 15, 2013.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

April 3, 2013	By:	/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated April 1, 2013